UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		June 25, 2014

HYSTER-YALE MATERIALS HANDLING, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-54799	31-1637659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 LANDERBROOK DRIVE, SUITE 300, CLEVELAND, OHIO		44124-4069
(Address of principal executive offices)		(Zip code)

(440) 449-9600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Michael P. Brogan, the Vice Chairman and Chief Executive Officer of NACCO Materials Handling Group, Inc. (“NMHG”), the wholly-owned operating subsidiary of Hyster-Yale Materials Handling, Inc. (the “Company”), and Vice Chairman and Chief Executive Officer, NMHG of the Company, intends to retire from the Company and NMHG on August 31, 2014 after 31 years of service to the Company and its predecessors.

Colin Wilson, age 60, has been appointed President and Chief Executive Officer of NMHG, effective September 1, 2014. At the Company, Mr. Wilson will hold the title of President and Chief Executive Officer of NMHG. Mr. Wilson became President of the Americas in 2002, Vice President and Chief Operating Officer of NMHG in 2005 and President and Chief Operating Officer of NMHG in 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 30, 2014		HYSTER-YALE MATERIALS HANDLING, INC.

		By:	/s/ Charles A. Bittenbender
Name: Charles A. Bittenbender
Title: Vice President, General Counsel and Secretary